UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21806

Asset Allocation Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Wells Fargo Advantage Asset Allocation Fund

Annual Report

September 30, 2012

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The tactical asset allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $212 billion in assets under management, as of September 30, 2012.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Asset Allocation Fund for the 12-month period that ended September 30, 2012. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Both large-cap and small-cap U.S. stocks strongly outperformed foreign stocks during the reporting period, while high-quality bonds posted moderate returns as developed market interest rates remained low.

Macroeconomic optimism faded as global growth slowed and worries rose.

In the summer and fall of 2011, prior to the 12-month period, global economic numbers supported the case for a gradual recovery. For example, real gross domestic product (GDP) growth for the U.S. was reported at 2.5% on an annualized basis in the second quarter of 2011 compared with the first quarter of 2011. Real GDP growth in the third quarter of 2011 was lower but nonetheless positive at 1.3% on an annualized basis compared with the second quarter of 2011. Comparable figures for the eurozone were lower but nonetheless positive.

However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the global financial system and economy. In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement—combined with unprecedented support for eurozone banks by the European Central Bank (ECB)—appeared to temporarily calm investor concerns.

Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In response to signs of a sluggish economy, after its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015. The Fed also announced open-ended purchases of $40 billion per month in mortgage-backed securities in an effort to support the housing market.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB later lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. In September, the ECB announced that it would purchase an unlimited

Letter to shareholders (unaudited)	Wells Fargo Advantage Asset Allocation Fund	3

amount of one- to three-year sovereign debt from countries that had applied for a formal bailout through either the European Financial Stability Facility or the European Stability Mechanism.

Central bank actions helped keep interest rates at historic lows throughout the period. As a result, high-quality bonds posted single-digit gains during the period. High-yield bonds, on the other hand, generated equity-like gains as yield-seeking investors were more willing to trade credit quality for income and as a continued low default rate reduced fears of principal loss.

U.S. stocks gained as the U.S. economy reported relatively solid news, but foreign stocks lagged.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012 and a 1.3% annualized rate in the second quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. The unemployment rate was a notable exception to generally positive U.S. economic news. Although the unemployment rate declined—from 8.9% in October 2011 to 7.8% in September 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.) The relatively positive outlook for the U.S. economy generally resulted in a strong stock market, with large-cap stocks as measured by the S&P 500 Index1 gaining 30% for the 12-month reporting period and small-cap stocks as measured by the Russell 2000® Index2 gaining 32%.

Outside of the U.S., the picture was decidedly less positive. Economic growth for the 17 countries that comprise the eurozone turned negative in the fourth quarter of 2011, came in flat for the first quarter of 2012, but then turned negative again in the second quarter of 2012. Southern European countries such as Greece, Italy, and Spain continued to grapple with high debt levels, government austerity programs aimed at paying down the debt, and slower economic growth. Since southern European countries are a source of demand for exporters, even stronger, export-driven economies such as Germany were affected by southern Europe’s weakness. Within emerging markets, investors worried about slowing industrial production in China, which relies upon Europe as a key export market, and also about rising tension between Japan and China, which dampened sales of Japanese goods in China. International stocks as measured by the MSCI EAFE Index3 returned 10% for the 12-month reporting period, and emerging markets stocks as measured by the MSCI Emerging Market Index (Net)4 returned 17%.

The relatively positive outlook for the U.S. economy generally resulted in a strong stock market, with large-cap stocks as measured by the S&P 500 Index gaining 30% for the 12-month reporting period and small-cap stocks as measured by the Russell 2000® Index gaining 32%.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

4	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to shareholders (unaudited)	Wells Fargo Advantage Asset Allocation Fund	5

Notice to shareholders

At its November 6-7, 2012 meeting, the Board of Trustees unanimously approved the following modifications to certain Class A sales load waiver privileges; with each change becoming effective on July 1, 2013:

■	Annuity payments received under an annuity option or from death proceeds will no longer qualify for net asset value (NAV) repurchase privileges.

■	The ability to reinvest redemption proceeds at NAV will be reduced from 120 days to 90 days.

■	NAV purchase privileges for certain types of “grandfathered” shareholders will be modified to remove the ability to purchase Class A shares at NAV, unless those shares are held directly with the Fund.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA1

Sam Wilderman, CFA1

Average annual total returns2 (%) as of September 30, 2012

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EAAFX)	7-29-96	6.05	1.14	7.14	12.48	2.35	7.77	1.33	1.33
Class B (EABFX)*	10-3-02	6.61	1.27	7.25	11.61	1.58	7.25	2.08	2.08
Class C (EACFX)	10-3-02	10.64	1.59	7.01	11.64	1.59	7.01	2.08	2.08
Class R (EAXFX)	10-10-03	–	–	–	12.16	2.10	7.53	1.58	1.58
Administrator Class (EAIFX)	10-3-02	–	–	–	12.74	2.59	8.06	1.17	1.13
GMO Global Balanced Index[5]	–	–	–	–	15.59	1.41	7.19	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	5.16	6.53	5.32	–	–
MSCI All Country World Index (Net)[7]	–	–	–	–	20.98	(2.07)	8.61	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Alternative investments such as real estate, foreign currency, and natural resources are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high yield securities risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open-end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	7

Growth of $10,000 investment[8] as of September 30, 2012

1.	The Fund invests substantially all of its assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Wilderman, senior members of GMO’s Asset Allocation Division, are responsible for coordinating the portfolio management of Asset Allocation Trust.

2.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund. Historical performance shown for Class B, Class C, and Class R shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class B, Class C, and Class R shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance for Class A prior to October 3, 2002, is based on the performance of Class III of the Evergreen Asset Allocation Fund’s predecessor, GMO Global Balanced Allocation Fund (the “GMO Fund”). Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, and 0.64% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of the Asset Allocation Trust), and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The GMO Global Balanced Index is a composite benchmark computed by GMO. Since May 1, 2007, the GMO Global Balanced Index is comprised of 65% MSCI All Country World Index (Net), and 35% Barclays U.S. Aggregate Bond Index. Prior to May 1, 2007, it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-US Index, and 35% Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

7.	The MSCI All Country World Index (Net) (MSCI ACWI Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

8.	The chart compares the performance of Class A shares for the most recent ten years with the GMO Global Balanced Index, Barclays U.S. Aggregate Bond Index and MSCI All Country World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

9.	The ten largest holdings are calculated based on the value of the securities of the Asset Allocation Trust divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

10.	Portfolio allocation is subject to change and represents the portfolio allocation of the Asset Allocation Trust which is calculated based on the total long-term investments of the Asset Allocation Trust.

8	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the GMO Global Balanced Index, for the 12-month period that ended September 30, 2012.

■	Our asset allocation decisions detracted from relative results, in part due to an overweight to international equities and an underweight to bonds, generally.

■	Our stock selection within our equity portfolios also detracted from performance as value and high-quality-oriented equities underperformed.

■	Our security selection within our fixed-income portfolios added to returns as our bond models and allocation to asset-backed securities outperformed.

The Fund underperformed its benchmark during the period as riskier assets performed well in the second half of the 12-month period, largely on the back of anticipated quantitative easing by central banks around the globe. In this environment, fundamentals seemed to matter less and riskier, more expensive areas of the market were rewarded.

Sovereign debt fears remained at the forefront of investors’ concerns in 2012. As bond yields spiked in Italy and Spain, the promise of unlimited bond purchases by the European Central Bank seemed to calm investor fears and buoy equity prices. International value names, particularly in European periphery countries like Italy and Spain, were initially hurt by these concerns, so we were able to add to these names at more attractive valuations. In the U.S., stocks rallied despite fairly tepid economic news as investors anticipated further easing by the U.S. Federal Reserve (Fed). At the Fed’s September meeting, the central bank promised further monetary easing, including additional asset purchases and keeping interest rates low for an extended period.

Ten largest holdings[9] (%) as of September 30, 2012
GMO U.S. Flexible Equities Fund Class VI	23.41
GMO Alpha Only Fund Class IV	14.99
GMO Strategic Fixed Income Fund Class VI	13.54
GMO International Core Equity Fund Class VI	11.91
GMO Emerging Markets Fund Class VI	9.62
GMO Currency Hedged International Equity Fund Class III	7.88
GMO International Intrinsic Value Fund Class IV	5.95
GMO Special Situations Fund Class VI	4.18
GMO Emerging Country Debt Fund Class IV	2.57
GMO Debt Opportunities Fund	2.22

Against a backdrop of disappointing economic news and earnings and revenue guidance from companies, we were underweight U.S. equities. That underweight negatively affected relative results as the market rallied. In addition, investors’ focus on liquidity generally rewarded smaller-capitalization and more volatile stocks at the expense of more fundamentally sound and high-quality-oriented stocks, which negatively affected our high-quality holdings.

Within the fixed-income markets, we saw yields in the U.S. drop to 200-year lows; in the U.K., the yield on gilts fell to 300-year lows as investors reached for relatively sounder assets as concerns about Europe mounted. Bond yields did rise somewhat later in the 12-month period but remained at historically low levels. Bonds outperformed cash, and our overweight to cash-oriented strategies—the GMO Alpha Only Fund and the GMO Alternative Asset Opportunity Fund—hurt relative performance. Corporate bonds, including high yield bonds, performed well as investors took advantage of their higher yields. The rally in corporate bonds extended to asset-backed securities, and our allocation to those securities aided the Fund’s returns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	9

Portfolio allocation[10] as of September 30, 2012

The Fund is defensively positioned based on current valuations, but our positioning will change if valuations change.

The Fund is currently positioned in a modestly defensive fashion, as we are slightly underweight in equities versus the benchmark. The equities we do own are slightly expensive compared with our estimate of their fair value, but we believe their valuations are still much better than what we saw in 2007, prior to the global financial crisis. Our value philosophy and belief in mean reversion entails buying assets as they become cheaper and selling assets when their valuations improve. Looking ahead, if stock prices fall and become more attractively valued, we would use the price decline as an opportunity to reinvest in our stock holdings. Conversely, if equity markets rally, we will take that as an opportunity to trim our allocation and focus on more defensive areas of the market. We will likely maintain an underweight in U.S. Treasury bonds as long as yields stay at these historically low levels.

Please see footnotes on page 7.

10	Wells Fargo Advantage Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2012, to September 30, 2012.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Asset Allocation Fund	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,020.55	$4.24	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24	0.84%
Class B
Actual	$1,000.00	$1,016.05	$8.01	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02	1.59%
Class C
Actual	$1,000.00	$1,017.23	$8.02	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02	1.59%
Class R
Actual	$1,000.00	$1,019.17	$5.50	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50	1.09%
Administrator Class
Actual	$1,000.00	$1,022.00	$3.13	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.13	0.62%

Fund expenses (unaudited)	Wells Fargo Advantage Asset Allocation Fund	11

Wells Fargo Advantage Asset Allocation Fund including underlying fund expenses	Beginning account value 4-1-12	Ending account value 9-30-12	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,020.55	$7.17	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.16	1.42%
Class B
Actual	$1,000.00	$1,016.05	$10.94	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.15	$10.93	2.17%
Class C
Actual	$1,000.00	$1,017.23	$10.94	2.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.15	$10.93	2.17%
Class R
Actual	$1,000.00	$1,019.17	$8.43	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.42	1.67%
Administrator Class
Actual	$1,000.00	$1,022.00	$6.07	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Asset Allocation Trust
Actual	$1,000.00	$1,024.86	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00	0.00%
Asset Allocation Trust including underlying fund expenses
Actual	$1,000.00	$1,024.86	$2.94	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93	0.58%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12	Wells Fargo Advantage Asset Allocation Fund	Portfolio of investments—September 30, 2012

Security name	Shares	Value

Investment Companies: 100.15%
Asset Allocation Trust (l)	543,874,202	$7,174,474,053

Total Investment Companies (Cost $6,008,893,799)		7,174,474,053

Total investments in securities	100.15%	7,174,474,053
(Cost $6,008,893,799)*
Other assets and liabilities, net	(0.15)	(10,760,371)

Total net assets	100.00%	$7,163,713,682

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $6,009,069,392 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,165,404,661
Gross unrealized depreciation	0

Net unrealized appreciation	$1,165,404,661

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2012	Wells Fargo Advantage Asset Allocation Fund	13

Assets
Investment in investment company shares, at value (see cost below)	$7,174,474,053
Receivable for Fund shares sold	10,014,449
Prepaid expenses and other assets	58,042

Total assets	7,184,546,544

Liabilities
Payable for Fund shares redeemed	13,510,760
Advisory fee payable	1,294,190
Distribution fees payable	2,126,608
Due to other related parties	1,961,872
Shareholder servicing fees payable	1,528,602
Accrued expenses and other liabilities	410,830

Total liabilities	20,832,862

Total net assets	$7,163,713,682

NET ASSETS CONSIST OF
Paid-in capital	$5,978,785,328
Undistributed net investment income	19,523,693
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	1,165,580,254

Total net assets	$7,163,713,682

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,307,609,390
Shares outstanding – Class A	178,774,872
Net asset value per share – Class A	$12.91
Maximum offering price per share – Class A2	$13.70
Net assets – Class B	$659,185,903
Shares outstanding – Class B	52,053,770
Net asset value per share – Class B	$12.66
Net assets – Class C	$2,604,437,980
Shares outstanding – Class C	210,081,751
Net asset value per share – Class C	$12.40
Net assets – Class R	$29,898,856
Shares outstanding – Class R	2,343,475
Net asset value per share – Class R	$12.76
Net assets – Administrator Class	$1,562,581,553
Shares outstanding – Administrator Class	120,125,709
Net asset value per share – Administrator Class	$13.01

Investment in investment company shares, at cost	$6,008,893,799

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asset Allocation Fund	Statement of operations—year ended September 30, 2012

Investment income	$0

Expenses
Advisory fee	16,346,722
Administration fees
Fund level	6,936,503
Class A	6,106,665
Class B	2,026,652
Class C	7,012,243
Class R	71,781
Administrator Class	1,574,636
Shareholder servicing fees
Class A	5,871,793
Class B	1,938,675
Class C	6,742,542
Class R	69,020
Administrator Class	3,391,856
Distribution fees
Class B	5,846,112
Class C	20,227,625
Class R	69,020
Custody and accounting fees	291,044
Professional fees	10,541
Registration fees	133,493
Shareholder report expenses	424,487
Trustees’ fees and expenses	13,119
Other fees and expenses	250,225

Total expenses	85,354,754
Less: Fee waivers and/or expense reimbursements	(358,868)

Net expenses	84,995,886

Net investment loss	(84,995,886)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	256,883,512
Net change in unrealized gains (losses) on investments	673,583,459

Net realized and unrealized gain (losses) on investments	930,466,971

Net increase in net assets resulting from operations	$845,471,085

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Asset Allocation Fund	15

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment loss		$(84,995,886)		$(99,122,986)
Net realized gains on investments		256,883,512		183,667,716
Net change in unrealized gains (losses) on investments		673,583,459		4,899,271

Net increase in net assets resulting from operations		845,471,085		89,444,001

Distributions to shareholders from
Net investment income
Class A		(45,876,928)		(31,605,936)
Class B		(14,725,864)		(6,042,152)
Class C		(46,825,513)		(16,402,935)
Class R		(472,123)		(237,503)
Administrator Class		(30,062,044)		(19,306,658)
Tax basis return of capital
Class A		0		(5,254,770)
Class B		0		(2,316,998)
Class C		0		(6,485,273)
Class R		0		(47,049)
Administrator Class		0		(2,626,629)

Total distributions to shareholders		(137,962,472)		(90,325,903)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	35,814,683	441,038,146	36,452,037	445,536,399
Class B	199,710	2,414,348	313,944	3,787,270
Class C	14,868,940	176,064,142	18,849,205	222,844,817
Class R	751,747	9,178,937	574,211	6,964,858
Administrator Class	55,690,272	692,044,409	81,397,626	995,135,771

		1,320,739,982		1,674,269,115

Reinvestment of distributions
Class A	3,440,601	40,977,565	2,695,299	32,316,658
Class B	1,155,830	13,592,564	647,008	7,692,926
Class C	2,952,848	33,987,278	1,402,058	16,319,948
Class R	32,735	386,274	19,079	226,859
Administrator Class	1,864,375	22,353,857	1,340,622	16,141,091

		111,297,538		72,697,482

Payment for shares redeemed
Class A	(60,125,371)	(742,819,659)	(91,092,267)	(1,105,213,800)
Class B	(28,824,391)	(349,243,360)	(29,535,465)	(357,644,777)
Class C	(49,864,468)	(592,532,288)	(67,919,375)	(803,511,229)
Class R	(475,851)	(5,831,829)	(350,894)	(4,260,047)
Administrator Class	(58,332,737)	(722,431,554)	(30,302,702)	(371,641,483)

		(2,412,858,690)		(2,642,271,336)

Net decrease in net assets resulting from capital share transactions		(980,821,170)		(895,304,739)

Total decrease in net assets		(273,312,557)		(896,186,641)

Net assets
Beginning of period		7,437,026,239		8,333,212,880

End of period		$7,163,713,682		$7,437,026,239

Undistributed (accumulated) net investment income (loss)		$19,523,693		$(162,794)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS A	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.70	$11.76	$11.37	$9.38	$14.91	$14.81
Net investment income (loss)	(0.12)	(0.09)	(0.08)	(0.08)	(0.11)[3]	0.27
Net realized and unrealized gains (losses) on investments	1.56	0.20	0.47	2.34	(3.17)	0.77

Total from investment operations	1.44	0.11	0.39	2.26	(3.28)	1.04
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.00)[4]	(0.27)	(1.08)	(0.58)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.23)	(0.17)	(0.00)[4]	(0.27)	(2.25)	(0.94)
Net asset value, end of period	$12.91	$11.70	$11.76	$11.37	$9.38	$14.91
Total return[5]	12.48%	0.94%	3.45%	24.10%	(22.31)%	7.09%
Ratios to average net assets (annualized)
Gross expenses[6]	0.84%	0.85%	0.85%	0.87%	0.82%	0.84%
Net expenses[6]	0.84%	0.84%	0.85%	0.87%	0.81%	0.81%
Net investment income (loss)	(0.84)%	(0.84)%	(0.85)%	(0.87)%	(0.81)%	1.73%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,307,609	$2,336,095	$2,957,689	$3,077,187	$2,640,410	$4,405,430

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS B	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.54	$11.60	$11.27	$9.30	$14.75	$14.65
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.17)	(0.20)[3]	0.15
Net realized and unrealized gains (losses) on investments	1.51	0.21	0.47	2.32	(3.13)	0.77

Total from investment operations	1.32	0.02	0.33	2.15	(3.33)	0.92
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.18)	(0.95)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.18)	(2.12)	(0.82)
Net asset value, end of period	$12.66	$11.54	$11.60	$11.27	$9.30	$14.75
Total return[5]	11.61%	0.17%	2.95%	23.14%	(22.94)%	6.33%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.59%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.59)%	(1.62)%	(1.56)%	0.91%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$659,186	$917,860	$1,253,485	$1,415,023	$1,369,657	$2,131,841

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS C	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.30	$11.36	$11.04	$9.12	$14.47	$14.39
Net investment income (loss)	(0.19)[3]	(0.19)[3]	(0.14)	(0.16)	(0.20)[3]	0.16
Net realized and unrealized gains (losses) on investments	1.49	0.21	0.46	2.27	(3.06)	0.74

Total from investment operations	1.30	0.02	0.32	2.11	(3.26)	0.90
Distributions to shareholders from
Net investment income	(0.20)	(0.07)	(0.00)[4]	(0.19)	(0.92)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.01)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.20)	(0.08)	(0.00)[4]	(0.19)	(2.09)	(0.82)
Net asset value, end of period	$12.40	$11.30	$11.36	$11.04	$9.12	$14.47
Total return[5]	11.64%	0.18%	2.92%	23.08%	(22.85)%	6.29%
Ratios to average net assets (annualized)
Gross expenses[6]	1.59%	1.60%	1.60%	1.62%	1.56%	1.54%
Net expenses[6]	1.59%	1.59%	1.60%	1.62%	1.56%	1.54%
Net investment income (loss)	(1.59)%	(1.59)%	(1.60)%	(1.62)%	(1.56)%	1.01%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$2,604,438	$2,736,064	$3,290,791	$3,490,657	$3,019,585	$4,666,033

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
CLASS R	2012	2011	2010[1] ,[2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.59	$11.66	$11.29	$9.32	$14.82	$14.73
Net investment income (loss)	(0.13)[3]	(0.10)	(0.06)	(0.11)[3]	(0.14)[3]	0.25
Net realized and unrealized gains (losses) on investments	1.52	0.19	0.43	2.33	(3.15)	0.75

Total from investment operations	1.39	0.09	0.37	2.22	(3.29)	1.00
Distributions to shareholders from
Net investment income	(0.22)	(0.13)	(0.00)[4]	(0.25)	(1.04)	(0.55)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.03)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.22)	(0.16)	(0.00)[4]	(0.25)	(2.21)	(0.91)
Net asset value, end of period	$12.76	$11.59	$11.66	$11.29	$9.32	$14.82
Total return[5]	12.16%	0.71%	3.30%	23.77%	(22.52)%	6.83%
Ratios to average net assets (annualized)
Gross expenses[6]	1.09%	1.09%	1.10%	1.12%	1.06%	1.04%
Net expenses[6]	1.09%	1.09%	1.09%	1.12%	1.06%	1.04%
Net investment income (loss)	(1.09)%	(1.09)%	(1.09)%	(1.12)%	(1.06)%	1.61%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$29,899	$23,580	$20,893	$16,279	$11,035	$12,935

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
ADMINISTRATOR CLASS	2012	2011	2010[1,2]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$11.77	$11.84	$11.42	$9.42	$14.99	$14.90
Net investment income (loss)	(0.09)	(0.08)[3]	(0.01)	(0.06)[3]	(0.07)[3]	0.31
Net realized and unrealized gains (losses) on investments	1.57	0.22	0.43	2.36	(3.20)	0.77

Total from investment operations	1.48	0.14	0.42	2.30	(3.27)	1.08
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.00)[4]	(0.30)	(1.13)	(0.63)
Net realized gains	0.00	0.00	0.00	0.00	(0.85)	(0.36)
Tax basis return of capital	0.00	(0.04)	0.00	0.00	(0.32)	0.00

Total distributions to shareholders	(0.24)	(0.21)	(0.00)[4]	(0.30)	(2.30)	(0.99)
Net asset value, end of period	$13.01	$11.77	$11.84	$11.42	$9.42	$14.99
Total return[5]	12.74%	1.12%	3.70%	24.40%	(22.12)%	7.29%
Ratios to average net assets (annualized)
Gross expenses[6]	0.64%	0.65%	0.63%	0.62%	0.57%	0.54%
Net expenses[6]	0.62%	0.63%	0.60%	0.62%	0.57%	0.54%
Net investment income (loss)	(0.62)%	(0.63)%	(0.60)%	(0.62)%	(0.56)%	2.18%
Supplemental data
Portfolio turnover rate	1%	1%	1%	2%	6%	2%
Net assets, end of period (000s omitted)	$1,562,582	$1,423,427	$810,355	$639,903	$348,394	$337,645

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	The Fund invests all of its investable assets in Asset Allocation Trust which does not have any net expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). At September 30, 2012, the Fund owned 100% of Asset Allocation Trust. The financial statements of Asset Allocation Trust, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation

The Fund values its investment in Asset Allocation Trust at net asset value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio holdings that the Valuation Committee deems necessary in determining the fair value of portfolio holdings, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Investment transactions and income recognition

Investment transactions are recorded on a trade date basis. Income dividends and capital gain distributions from Asset Allocation Trust are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposed of U.S. generally accepted accounting principles.

22	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to deemed dividends received from Asset Allocation Trust. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$14,238,667	$242,644,845	$(256,883,512)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	23
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2012, Level 2 inputs were used in valuing the Fund’s investment in Asset Allocation Trust.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended September 30, 2012, the advisory fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.10% and declining to 0.06% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, and 0.64% for Administrator Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended September 30, 2012, Wells Fargo Funds Distributor, LLC received $459,016 from the sale of Class A shares and $4,837, $417,793, and $48,360 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended September 30, 2012, the Fund made aggregate purchases and sales of $82,781,706 and $1,282,452,535, respectively, in its investment into Asset Allocation Trust.

24	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2012, the Fund paid $14,552 in commitment fees.

During the year ended September 30, 2012, the Fund had average borrowings outstanding of $291,379 at an average rate of 1.45% and paid interest in the amount of $4,225.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

	Year ended September 30
	2012	2011
Ordinary income	$137,962,472	$73,595,184
Tax basis return of capital	0	16,730,719

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$19,679,489	$1,165,404,661

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Wells Fargo Advantage Asset Allocation Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2010 to September 30, 2010, and for each of the years in the three-year period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

26	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $137,962,472 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, Since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Portfolio of investments—September 30, 2012	Asset Allocation Trust	29

Security name			Shares	Value

Investment Companies: 99.61%

Alternative & Others: 19.13%
GMO Alpha Only Fund Class IV ß			43,729,540	$1,073,560,199
GMO Special Situations Fund Class VI ß			11,476,875	299,087,366

				1,372,647,565

Emerging Equities: 9.60%
GMO Emerging Markets Fund Class VI ß			60,813,087	689,012,274

Fixed Income: 19.97%
GMO Debt Opportunities Fund ß			5,937,046	158,934,723
GMO Domestic Bond Fund Class VI ß			6,443,611	119,271,244
GMO Emerging Country Debt Fund Class IV ß			17,765,757	184,230,895
GMO Strategic Fixed Income Fund Class VI ß			57,798,131	969,852,630

				1,432,289,492

International Developed Equities: 27.53%
GMO Currency Hedged International Equity Fund Class III ß			25,095,810	564,153,806
GMO Flexible Equities Fund Class VI ß			7,741,043	131,907,371
GMO International Core Equity Fund Class VI ß			31,305,421	853,385,766
GMO International Intrinsic Value Fund Class IV ß			21,262,639	425,890,655

				1,975,337,598

U.S. Equities: 23.38%
GMO U.S. Flexible Equities Fund Class VI ß			160,026,122	1,677,073,760

Total Investment Companies (Cost $6,578,514,884)				7,146,360,689

	Interest rate	Maturity date	Principal
Short-Term Investments: 0.20%

Time Deposit: 0.20%
State Street Bank Euro Dollar	0.01%	10-1-12	$14,330,745	14,330,745

Total Short-Term Investments (Cost $14,330,745)				14,330,745

Total investments in securities
(Cost $6,592,845,629)*	99.81%	7,160,691,434
Other assets and liabilities, net	0.19	13,782,619

Total net assets	100.00%	$7,174,474,053

ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

†	Non-income-earning security.

*	Cost for federal income tax purposes is $6,983,376,430 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$614,860,384
Gross unrealized depreciation	(437,545,380)

Net unrealized appreciation	$177,315,004

The accompanying notes are an integral part of these financial statements.

30	Asset Allocation Trust	Statement of assets and liabilities—September 30, 2012

Assets
Investments
In affiliated investment company shares, at value (see cost below)	$7,146,360,689
In unaffiliated securities, at value (see cost below)	14,330,745

Total investments, at value (see cost below)	7,160,691,434
Receivable for investments sold	16,866,728
Receivable for dividends	12
Receivable from adviser	2,749

Total assets	7,177,560,923

Liabilities
Payable for Trust shares redeemed	3,065,790
Accrued expenses and other liabilities	21,080

Total liabilities	3,086,870

Total net assets	$7,174,474,053

NET ASSETS CONSIST OF
Paid-in capital	$7,488,123,498
Accumulated net realized losses on investments	(881,495,250)
Net unrealized gains on investments	567,845,805

Total net assets	$7,174,474,053

Shares outstanding (unlimited number of shares authorized)	543,874,202
Net asset value per share	$13.19

Investments in affiliated investment company shares, at cost	$6,578,514,884

Investments in unaffiliated securities, at cost	$14,330,745

Total investments, at cost	$6,592,845,629

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2012	Asset Allocation Trust	31

Investment income
Dividends from affiliated investment company shares	$230,769,999
Interest	2,828

Total investment income	230,772,827

Expenses
Custody and accounting fees	9,624
Professional fees	20,100
Shareholder report expenses	1,576
Other fees and expenses	2,057

Total expenses	33,357
Less: Fee waivers and/or expense reimbursements	(33,357)

Net expenses	0

Net investment income	230,772,827

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(6,168,437)
Sale of affiliated investment company shares	518,042,063
Capital gain distributions from affiliated investment company shares	127,121,378

Net realized gains on investments	638,995,004

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,430,090
Affiliated investment company shares	59,202,150

Net change in unrealized gains (losses) on investments	60,632,240

Net realized and unrealized gains (losses) on investments	699,627,244

Net increase in net assets resulting from operations	$930,400,071

The accompanying notes are an integral part of these financial statements.

32	Asset Allocation Trust	Statement of changes in net assets

	Year ended September 30, 2012		Year ended September 30, 2011

Operations
Net investment income		$230,772,827		$136,029,249
Net realized gains (losses) on investments		638,995,004		(104,421,865)
Net change in unrealized gains (losses) on investments		60,632,240		139,427,278

Net increase in net assets resulting from operations		930,400,071		171,034,662

Capital share transactions	Shares		Shares
Contributions	6,569,879	81,893,870	4,375,457	52,431,056
Withdrawals	(102,771,308)	(1,285,518,325)	(95,008,135)	(1,125,526,095)

Net decrease in net assets resulting from capital share transactions		(1,203,624,455)		(1,073,095,039)

Total decrease in net assets		(273,224,384)		(902,060,377)

Net assets
Beginning of period		7,447,698,437		8,349,758,814

End of period		$7,174,474,053		$7,447,698,437

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Asset Allocation Trust	33

(For a share outstanding throughout each period)

	Year ended September 30			Year ended December 31
	2012	2011	2010[1]	2009	2008	2007
Net asset value, beginning of period	$11.64	$11.43	$10.98	$8.77	$11.57	$11.57
Net investment income	0.42	0.21	0.12 [2]	0.24	0.70 [2]	0.42
Net realized and unrealized gains (losses) on investments	1.13	0.00 [3]	0.33	1.97	(3.15)	0.47

Total from investment operations	1.55	0.21	0.45	2.21	(2.45)	0.89
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	(0.35)	(0.60)

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.35)	(0.89)
Net asset value, end of period	$13.19	$11.64	$11.43	$10.98	$8.77	$11.57
Total return[4]	13.32%	1.84%	4.10%	25.20%	(21.71)%	7.96%
Ratios to average net assets (annualized)
Gross expenses[5]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[5]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	3.10%	1.64%	1.48%	2.48%	6.78%	3.69%
Supplemental data
Portfolio turnover rate	31%	22%	15%	22%	63%	55%
Net assets, end of period (000s omitted)	$7,174,474	$7,447,698	$8,349,759	$8,635,057	$7,399,817	$11,516,725

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

5.	Excludes expenses incurred indirectly through investment in underlying funds.

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Notes to financial statements

1. ORGANIZATION

Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

The Trust operates as a “fund-of-funds” which primarily invests in shares of GMO managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Prior to October 5, 2011, the Trust owned 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”) and the financial statements and holdings of GMO LLC were consolidated with the Trust. As of the close of business on October 5, 2011, GMO Debt Opportunities Fund, a newly registered open-end management investment company created by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), acquired all of the securities from GMO LLC. In exchange, the Trust received shares of GMO Debt Opportunities Fund in an amount equal to the value of the securities acquired. The securities held in GMO LLC had a value of $146,420,940 at the time of the transaction. As a result, instead of owning interests in GMO LLC, the Trust now owns shares of GMO Debt Opportunities Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds.

Securities previously held by GMO LLC were valued by brokers which used prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Asset Allocation Trust	35

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Capital gain distributions from the underlying funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposed of U.S. generally accepted accounting principles.

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Trust’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, redemption in kind, recognition of partnership income, and dividends deemed paid. At September 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$234,671,022	$(230,772,827)	$(3,898,195)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Trust may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of September 30, 2012, the Trust had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $490,964,449 with $421,475,137 expiring in 2017; $65,386,905 expiring in 2018; and $4,102,407 expiring in 2019.

36	Asset Allocation Trust	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2012, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Investment companies	$5,011,264,840	$2,135,095,849	$0	$7,146,360,689

Short-term investments
Time deposit	0	14,330,745	0	14,330,745
	$5,011,264,840	$2,149,426,594	$0	$7,160,691,434

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2012, the Trust did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

GMO, a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended September 30, 2012, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $33,357.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short term securities, for the year ended September 30, 2012 were $2,319,591,628 and $3,100,635,788, respectively.

Notes to financial statements	Asset Allocation Trust	37

6. INVESTMENTS IN AFFILIATES

A summary of the transactions with affiliates for the year ended September 30, 2012 was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated investment shares	Capital gain distributions
GMO Alpha Only Fund Class IV	33,333,819	15,651,052	(5,255,331)	43,729,540	$1,073,560,199	$13,953,390	$0
GMO Currency Hedged International Equity Fund Class III	0	39,926,358	(14,830,548)	25,095,810	564,153,806	5,951,704	6,169,860
GMO Debt Opportunities Fund	0	5,999,803	(62,757)	5,937,046	158,934,723	1,500,158	2,065,655
GMO Domestic Bond Fund Class VI	57,992,507	0	(51,548,896)	6,443,611	119,271,244	1,671,140	0
GMO Emerging Country Debt Fund Class IV	9,629,410	8,136,347	0	17,765,757	184,230,895	10,644,146	0
GMO Emerging Markets Fund Class VI	75,279,899	17,549,814	(32,016,626)	60,813,087	689,012,274	12,607,184	35,177,733
GMO Flexible Equities Fund Class VI	15,750,490	1,833,926	(9,843,373)	7,741,043	131,907,371	834,183	0
GMO International Core Equity Fund Class VI	33,440,297	6,162,696	(8,297,572)	31,305,421	853,385,766	27,211,553	0
GMO International Growth Equity Fund Class IV	14,385,433	98,098	(14,483,531)	0	0	2,004,556	0
GMO International Intrinsic Value Fund Class IV	21,876,943	10,982,879	(11,597,183)	21,262,639	425,890,655	9,348,321	0
GMO Quality Equity Fund Class VI	96,494,722	9,763,383	(106,258,105)	0	0	41,753,343	83,705,840
GMO Special Situations Fund Class VI	11,298,523	1,884,829	(1,706,477)	11,476,875	299,087,366	0	0
GMO Strategic Fixed Income Fund Class VI	76,157,632	10,910,106	(29,269,607)	57,798,131	969,852,630	103,286,912	0
GMO U.S. Flexible Equities Fund Class VI	0	194,899,104	(34,872,982)	160,026,122	1,677,073,760	0	0
GMO U.S. Treasury Fund Class IV	449,051	222	(449,273)	0	0	3,409	2,290
					$7,146,360,689	$230,769,999	$127,121,378

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended September 30, 2012 and September 30, 2011, the Fund did not have any distributions paid to shareholders.

As of September 30, 20012, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$177,315,004	$(490,964,449)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and

38	Asset Allocation Trust	Notes to financial statements

annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of independent registered public accounting firm	Asset Allocation Trust	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF ASSET ALLOCATION TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Trust (the “Trust”), as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from January 1, 2010 through September 30, 2010, and for each of the years in the three-year period ended December 1, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of September 30, 2012, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods noted above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2012

40	Asset Allocation Trust	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 97.96% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $237,704,430 of income dividends paid during the fiscal year ended September 30, 2012 has been designated as qualified dividend income (QDI).

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	41

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of Asset

Allocation Trust. Each of the Trustees and Officers listed below acts in identical capacities. All of the Trustees are also

Members of the Audit and Governance Committees of Asset Allocation Trust. The mailing address of each Trustee and

Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term,

however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Wells Fargo Advantage family of funds consisting of 138 funds.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Wells Fargo Advantage family of funds consisting of 138 funds.
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Wells Fargo Advantage family of funds consisting of 138 funds.
Leroy Keith, Jr. (Born 1939)	Trustee, since 2005	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Wells Fargo Advantage family of funds consisting of 138 funds.
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Wells Fargo Advantage family of funds consisting of 138 funds.
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Wells Fargo Advantage family of funds consisting of 138 funds.
Timothy J. Penny (Born 1951)	Trustee, since 2010

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Wells Fargo Advantage family of funds consisting of 138 funds.

42	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Wells Fargo Advantage family of funds consisting of 138 funds.
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Wells Fargo Advantage family of funds consisting of 138 funds.

Officers

Name and year of birth	Position held and length of service*	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012;	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

List of abbreviations	Wells Fargo Advantage Asset Allocation Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depositary receipt
ADS	— American depositary shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

212314 11-12 A224/AR224 09-12

ITEM 2. CODE OF ETHICS

As of the end of the period, September 30, 2012, Asset Allocation Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Asset Allocation Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2011 and September 30, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Audit Fees were $25,500 and $75,560, respectively.

(b)

Audit-Related Fees - There were no audit-related fees incurred for the fiscal years ended September 30, 2011 and September 30, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2011 and September 30, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Tax Fees were $1,660 and $1,700, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended September 30, 2011 and September 30, 2012, the Tax Fees were $1,940 and $1,990, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees - There were no other fees incurred for the fiscal years ended September 30, 2011 and September 30, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Asset Allocation Trust (“Trust”); (2) non-audit tax or compliance consulting or training services provided to the Trust by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Trust’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Trust) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e) (2)

Not Applicable.

(f)

Not	Applicable.

(g)

Non-Audit Fees - There were no non-audit fees billed for the fiscal years ended September 30, 2011 and September 30, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. PORTFOLIO OF INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Asset Allocation Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: November 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: November 21, 2012

By:

/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date: November 21, 2012